Exhibit 10.6

** CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST.

CONFIDENTIAL

EXHIBIT No. 11 TO THE

RESEARCH AND DEVELOPMENT AGREEMENT BETWEEN

COBRA BIOLOGICS LTD. AND

AUXILIUM PHARMACEUTICALS, INC. DATED FEBRUARY 24, 2005

THIS AGREEMENT (“Agreement”) is made as of the 14th day of July, 2006 by and between COBRA BIOLOGICS LTD, a wholly owned subsidiary of COBRA BIOMANUFACTURING Plc, located at The Science Park, Keele ST5 5SP, United Kingdom (hereinafter “COBRA”) and AUXILIUM PHARMACEUTICALS, INC., a Delaware corporation having a principal place of business at 40 Valley Stream Parkway, Malvern, Pennsylvania 19355 (hereinafter, “AUXILIUM”). COBRA and AUXILIUM may be referred to as a “Party” or, collectively, as “Parties.”

RECITALS

WHEREAS, AUXILIUM is engaged in the research, development, marketing and sale of pharmaceutical products;

WHEREAS, COBRA is in the business of and has appropriate facilities for providing certain services to the pharmaceutical industry and others;

WHEREAS, AUXILIUM and COBRA are parties to a Research and Development Agreement dated February 24, 2005, sub-agreements known as “Exhibit No. 9” dated June 28, 2005 and “Exhibit No. 10” dated February 8, 2006, and a Quality Agreement dated January 11, 2006;

WHEREAS, AUXILIUM and COBRA now wish to terminate Exhibit No. 9 and enter into this Agreement for COBRA to provide certain services (the “Services”) to AUXILIUM;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and INTENDING TO BE LEGALLY BOUND HEREBY, the Parties agree as follows:

I. DEFINITIONS

The following terms, as used herein, shall have the following meanings:

“Act” shall mean the United States Federal Food Drug and Cosmetic Act, the Medicines Act 1968 and Council Directive 2001/83/EEC and applicable regulations.

CONFIDENTIAL

“Affiliate” means, when used with reference to a Party, any Person directly or indirectly Controlling, Controlled by or under common Control with a Party.

“Agreement” means this Agreement including its Appendices, Schedules and Attachments, if any, as amended from time to time according to and under the terms and conditions of this Agreement.

“Applicable Laws” means all applicable laws, orders and regulations, including, without limitation, cGMP, of any governmental authority with jurisdiction over a Party’s activities in connection with this Agreement.

“AUXILIUM Assets” means all tooling, gauges, machinery, measuring equipment, assembly equipment, other capital equipment, and associated spare parts specifically funded and/or supplied by AUXILIUM for the Manufacture of the Product. Any leasehold improvement, in a COBRA facility, funded in whole or in part by AUXILIUM is not an AUXILIUM Asset.

“Batch Accompanying Documents” shall mean batch documentation material as defined in the Quality Agreement, Section 8.

“Batch Records,” “Batch Manufacture Records” and “BMR” shall mean product batch records as defined in the Quality Agreement, Section 7.2.

“Best Efforts” shall mean the reasonable level of effort and resource which would be used by a party in relation to a certain activity which it would apply to achieving the aim of that activity if it was seeking to achieve that aim for itself taking account of reasonableness, cost, timescale, resource utilization and the commercial position.

“BLA” means a Biological License Application submitted under the Act to permit commercial sale of Product in the United States or a comparable marketing license in another country outside the United States.

“Certificate of Analysis” means a certificate supplied at the time of delivery of Product, which states details of the relevant Product batch(es) covered by the certificate, contains agreed manufacturing data and confirms that the Product meets all of the requirements of the Product Specification and the Quality Agreement.

CONFIDENTIAL

“Certificate of Conformity” means a certificate supplied with delivered Product, which states details of the relevant Product Batch(es) covered by the certificate and states conformance to the Product Specification and the Quality Agreement.

[“**********”] means [******************************************** **************************.]

“Commercially Reasonable Efforts” means, with respect to a Party, the efforts and resources which would be used by that Party relating to a certain activity or activities, consistent with its normal business practices, which are consistent with the general level of effort and resources in the pharmaceutical industry.

“Competing Product” shall mean any product containing [*****************************************************************] that is not the Product.

“Control”, “Controlling,” and “Controlled by” mean the direct or indirect ownership of over 50% of the outstanding voting securities of an entity, or the right to receive over 50% of the profits or earnings of a person, or the right to control the policy decisions of a person.

“Deliverables” and “Key Deliverables” shall mean the activities, Services and products listed as AUXILIUM Deliverables and/or COBRA Deliverables in the Development Program Chart, attached hereto as Appendix “A”.

“Development Program” shall mean the Services, activities, and Deliverables as set forth in the Development Program Chart.

“Effective Date” shall mean April 1, 2006.

“Exhibit No. 9” shall mean the sub-agreement between COBRA and AUXILIUM dated June 28, 2005 which is an exhibit to, and subject to, the R & D Agreement.

“Exhibit No. 10” shall mean the sub-agreement between COBRA and AUXILIUM dated February 8, 2006 which is an exhibit to, and subject to, the R & D Agreement.

“Facility” shall mean COBRA’s facility located at [************************** ***************************************]

“FDA” means the United States Food and Drug Administration or any successor regulatory agency.

CONFIDENTIAL

“Force Majeure” means any delay or default in performing hereunder if such delay or default is caused by conditions beyond the control of a party including, but not limited to Acts of God, Government restrictions (including the denial or cancellation of any export or other necessary license), wars, insurrections, explosion, disease, weather, civil strike, riot, power failure, fire and/or any other cause beyond the reasonable control of the party whose performance is affected.

“FTE” shall mean full-time employee or a worker whose productivity or involvement in the project is equivalent to a full-time employee.

“FTE man month” shall mean the time, productivity and involvement in the project equivalent to one month of a full-time employee.

“GBP” shall mean the Pound sterling, the official currency of the United Kingdom.

“GMP” and “cGMP” shall both mean current Good Manufacturing Practice, the US federal regulations setting minimum quality requirements that drug and biologics manufacturers must meet, as well as the “Rules Governing Medicinal Products in the European Union – volume 4 – Good Manufacturing Practices.”

“Party” or “Parties” means either COBRA or AUXILIUM, or both, as the context may require.

“Person” or “Persons” means any corporation, partnership, joint venture or natural person.

“Process Validation” shall mean establishing documented evidence which provides a high degree of assurance that a specific process will consistently produce a product meeting its predetermined specifications and quality attributes.

“Product” or “Products” means [*********************************************************************].

“Quality Agreement” means the agreement between AUXILIUM and COBRA dated January 11, 2006 which defines the technical, operational and regulatory requirements and responsibilities of each Party with respect to the practices to be followed to ensure Product quality, and as may be amended from time to time by written agreement between the Parties.

“Raw Materials” means all starting materials or those materials used in process to manufacture the final drug substance.

“R & D Agreement” shall mean the Research and Development Agreement signed February 24, 2005, effective September 15, 2004.

“Services” shall mean the services and work to be performed by COBRA as set forth in the Development Program Chart.

CONFIDENTIAL

“SOP” means standard operating procedure.

“Specifications” means the intermediate specifications, drug substance specifications and drug product specifications for the Product established by AUXILIUM and agreed to by COBRA, attached hereto as Appendix “B”. Any changes to the Specifications will be determined by the Management Steering Committee. No changes may be made to the Specifications without Auxilium’s written approval. In no event shall any changes be made to Specifications after the filing of a BLA.

“Term” means the term of this Agreement as provided in Section IX.A.

“Third Party” means any Person or entity other than COBRA, AUXILIUM or their respective Affiliates.

“Validation” shall mean the process of proving the functionality, reliability, reproducibility and robustness of procedures, test methods, utilities and equipment in accordance with the current good manufacturing practices under the Act.

II. SERVICES AND PAYMENTS

A. COBRA Obligations. COBRA shall use its Best Efforts to provide to AUXILIUM the “Cobra Deliverables” listed, and according to the schedule, in the Development Program Chart (Appendix A), but this is subject to Section II.B and AUXILIUM providing its deliverables.

B. AUXILIUM Obligations. AUXILIUM shall use Commercially Reasonable Efforts to provide completion of all “Auxilium Deliverables” listed, and according to the schedule, in the Development Program Chart (Appendix A).

CONFIDENTIAL

C. Payments

1. [****] Engineering Run

(a) COBRA estimates its maximum total costs for the [****] Engineering Run will be [************]. This is based upon a maximum of [**] FTE man months, including required staff, additional staff for an accelerated schedule, training of additional staff for future processes related to the Services, and other one-time costs. This is also based upon a certain number of FTE man months for COBRA staff outside of AUXILIUM’s core program that would otherwise be serving other COBRA customers (“Tied FTEs”). COBRA agrees that in no event shall total costs for the [****] Engineering Run exceed [************]. Cobra will use Best Efforts to use as few FTE man months as possible in achieving its Deliverables.

(b) Stability Program

(1) COBRA will complete the stability program for the [****] Engineering Run. The stability program for the [****] Engineering Run includes [**] stability pulls over a [********] time period, as set forth in Appendix “C”. The cost of the [****] Engineering Run (as set forth in Section II.C.1.(a) above) includes completion of all stability pulls for the [****] Engineering Run scheduled for calendar year 2006 ([********]).

(2) The cost to be charged by COBRA for all stability pulls for the [****] Engineering Run scheduled for calendar years 2007, 2008 and 2009 ([********]) is not included in the cost of the [****] Engineering Run and shall not exceed [****** ***] per stability pull (hereinafter “Stability Pull Price”); provided, however, that the parties may adjust the Stability Pull Price for calendar years 2008 and 2009 in accordance with the provisions of Section X (Economic Price Adjustment) below. All stability work will be invoiced on completion of each stability pull and invoices are payable within 15 days of receipt of invoice by AUXILIUM.

(3) AUXILIUM reserves the right, at the sole discretion of AUXILIUM, to transfer at any time any uncompleted stability program work from COBRA to a third party. In the event AUXILIUM transfers uncompleted stability program work from COBRA to a third party, COBRA will promptly provide cooperation and assistance, at reasonable cost, and AUXILIUM shall have no further payment obligations to COBRA for the uncompleted and transferred stability program work.

CONFIDENTIAL

(c) COBRA will charge AUXILIUM for the [****] Engineering Run at a rate of [**********] (the “FTE Rate”) per FTE man month. COBRA will invoice AUXILIUM monthly for the [****] Engineering Run. Payments are due fifteen (15) days from date of receipt of the invoice by AUXILIUM. COBRA shall provide supporting documentation to detail how all charged FTE man months, including the Tied FTEs, were calculated, with sufficient detail for AUXILIUM to determine the number of employees used, the time spent, the nature and significance of the time spent and the tasks performed. The parties will agree on the form of supporting documentation.

(d) The maximum limits placed on costs in this Section II.C.1 shall not include Raw Materials, consumables and AUXILIUM Assets. The costs quoted in this Section of the Agreement are exclusive of sales taxes and as such COBRA reserves the right to charge any sales/transaction tax to AUXILIUM.

2. GMP Run

(a) The cost to be charged by COBRA for the [****] GMP Run will be [***********]. COBRA agrees that in no event shall the total costs for the [****] GMP Run exceed [***********].

(b) Stability Program.

(1) The cost to be charged by COBRA for the [****] GMP Run does not include the stability program for the [****] GMP Run. In the event the parties agree that COBRA will perform the stability program for the [****] GMP Run, the cost to be charged by COBRA for all stability pulls shall not exceed [****** ***] per stability pull (hereinafter “Stability Pull Price”); provided, however, that the parties may adjust the Stability Pull Price for calendar years 2008 and 2009 in accordance with the provisions of Section X (Economic Price Adjustment) below. All stability work will be invoiced on completion of each stability pull and invoices are payable within 15 days of receipt of invoice by AUXILIUM.

(2) AUXILIUM reserves the right, at the sole discretion of AUXILIUM, to transfer at any time any uncompleted stability program work from COBRA to a third party. In the event AUXILIUM transfers uncompleted stability program work from COBRA to a third party, COBRA will promptly provide cooperation and assistance, at reasonable cost, and AUXILIUM shall have no further payment obligations to COBRA for the uncompleted and transferred stability program work.

(c) COBRA will invoice AUXILIUM the fixed price of the [****] GMP Run as follows: one third of the fixed price upon thaw of the vial(s) of cells; one third of the fixed price upon completion of the bulk drug substance manufacture ; and one third of the fixed price upon final QA release of the batch. Payments are due fifteen (15) days from the date of receipt of invoice by AUXILIUM.

CONFIDENTIAL

(d) The costs quoted in this Section II.C.2 of the Agreement include all Services necessary to prepare for and perform the [****] GMP Run. The maximum limits placed on costs in this Section II.C.2 shall not include Raw Materials, consumables and AUXILIUM Assets. The costs quoted in this Section of the Agreement are exclusive of sales taxes and as such COBRA reserves the right to charge any sales/transaction tax to AUXILIUM.

(e) For purposes of termination under Section IX.B.2 of this Agreement, the [****] GMP Run shall begin when COBRA issues Batch Manufacture Records for the [****] GMP Run (which shall not occur more than one (1) week prior to thaw of the working cell bank to begin the [****] GMP Run) and shall end when the batch of drug substance produced by the [****] GMP Run has final release.

3. BLA Batch Runs I, II and III

(a) The cost to be charged by COBRA for each of the BLA Batch Runs will be [***********]. COBRA agrees that in no event shall the total costs for each BLA Batch Run exceed [***********].

(b) Stability Program.

(1) The cost to be charged by COBRA for the BLA Batch Runs does not include the stability program for the BLA Batch Runs. In the event the parties agree that COBRA will perform the stability program for the BLA Batch Runs, the cost to be charged by COBRA for all stability pulls shall not exceed [***********] per stability pull (hereinafter “Stability Pull Price”); provided, however, that the parties may adjust the Stability Pull Price for calendar years 2008 and 2009 in accordance with the provisions of Section X (Economic Price Adjustment) below. All stability work will be invoiced on completion of each stability pull and invoices are payable within 15 days of receipt of invoice by AUXILIUM.

(2) AUXILIUM reserves the right, at the sole discretion of AUXILIUM, to transfer at any time any uncompleted stability program work from COBRA to a third party. In the event AUXILIUM transfers uncompleted stability program work from COBRA to a third party, COBRA will promptly provide cooperation and assistance, at reasonable cost, and AUXILIUM shall have no further payment obligations to COBRA for the uncompleted and transferred stability program work.

(c) COBRA will invoice AUXILIUM the fixed price of each BLA Batch Run as follows: one third of the fixed price upon thaw of the vial(s) of cells; one third of the fixed price upon completion of the bulk drug substance manufacture ; and one third of the fixed price upon final QA release of the batch. Payments are due fifteen (15) days from the date of receipt of invoice by AUXILIUM.

CONFIDENTIAL

(d) The costs quoted in this Section II.C.3 of the Agreement include all Services necessary to prepare for and perform each BLA Batch Run. The maximum limits placed on costs in this Section II.C.3 shall not include Raw Materials, consumables and AUXILIUM Assets. The costs quoted in this Section of the Agreement are exclusive of sales taxes and as such COBRA reserves the right to charge any sales/transaction tax to AUXILIUM.

(e) For purposes of termination under Section IX.B.2 of this Agreement, each BLA Batch Run shall begin when COBRA issues Batch Manufacture Records for each such BLA Batch Run (which shall not occur more than one (1) week prior to thaw of the working cell bank to begin that BLA Batch Run) and shall end when the batch of drug substance produced by that BLA Batch Run has final release.

4. Process Validation

(a) COBRA will provide AUXILIUM a fixed price quote for the Process Validation no later than thirty (30) days before Process Validation studies are to be initiated by COBRA.

(b) No work shall be initiated by COBRA on Process Validation without AUXILIUM’s express written consent to the respective fixed price quote.

5. Quarterly Estimates

COBRA and AUXILIUM shall agree on a quarterly estimate of all costs and related activities for each quarter. COBRA shall provide to AUXILIUM quarterly estimates of all costs and related activities expected to be incurred for Services in the next ninety (90) day period no later than forty five (45) days before the beginning of each quarter. The first such quarterly estimate (for the quarter beginning July 1, 2006) shall be provided by COBRA and agreed by July 12, 2006. The subsequent quarterly estimates shall be agreed between COBRA and AUXILIUM 45 days before the start of the quarter to which they relate.

6. Raw Materials

(a) AUXILIUM will be responsible for the cost of all Raw Materials necessary in the performance of the Services. Where possible the purchases will be made by Cobra.

(b) The parties will determine and agree on the estimated total cost for all Raw Materials for one (1) [****] batch of the Product (“Total Batch Materials Cost”), as well as the estimated total cost of Raw Materials for a multi-batch of the Product (“Total Multi-Batch Materials Cost”).

CONFIDENTIAL

(c) COBRA shall provide to AUXILIUM a monthly list of all purchases of Raw Materials. Invoices shall be due upon receipt. AUXILIUM shall approve all invoices within three (3) business days after AUXILIUM’s receipt.

(d) COBRA shall provide to AUXILIUM monthly reports of all Raw Materials purchased in the past thirty (30) days, as well as monthly projections of Raw Materials expected to be purchased in the next ninety (90) days.

(e) In the event purchases of Raw Materials exceed the Total Batch Materials Cost or Total Multi-Batch Materials Cost by more than five percent (5%), COBRA shall provide AUXILIUM with prompt notice. All purchases of Raw Materials in excess of the Total Batch Materials Cost or Total Multi-Batch Materials Cost (+5%) must be pre-approved by AUXILIUM in writing within 3 – 5 business days of receipt by AUXILIUM. In the event AUXILIUM does not respond to such notice within 5 business days of receipt, such purchases shall be deemed approved by AUXILIUM.

(f) Effective March 1, 2006, COBRA may charge AUXILIUM [****] per order up to a limit of [***********] per order for COBRA’s costs in negotiating, purchasing and processing Raw Materials for this project under the Agreement. Raw Materials purchased by AUXILIUM will be exempt from the [****] handling fee. However AUXILIUM is responsible after March 1, 2006 for all import fees/duties and associated costs for receipt of Raw Materials sent from the US. These charges and the cost of purchase of such Raw Materials by Auxilium are over and above the Monthly Payments.

(g) COBRA will use Commercially Reasonable Efforts to ensure the security of the Raw Materials necessary in the performance of Services

D. Inability to Perform

1. COBRA shall promptly notify AUXILIUM in writing of any anticipated delay or of any circumstance(s) rendering it unable to perform or complete the Services in the manner or time described in the Development Program Chart.

2. If achievement of any Deliverable is delayed by more than thirty (30) days due to no fault of either Party, the parties will negotiate in good faith to reach a new schedule for Deliverables in the Development Program Chart.

3. If achievement of any Deliverable is delayed by more than forty-five (45) days due to the failure of a Party to perform, the other Party may negotiate in good faith to reach a new schedule for Deliverables in the Development Program Chart or the other party may instead terminate this Agreement in accordance with Section IX.B.1.(a).

CONFIDENTIAL

E. Regulatory Inspection

1. In the event that COBRA receives a Notice of Inspection (an “Inspection Notice”), or in the event of an unscheduled or unannounced visit or inspection (collectively referred to as “Inspection”) from the FDA or any other regulatory authority which has jurisdiction regarding the subject matter of this Agreement, regarding the Product or the development or manufacture of the Product, COBRA shall: (i) notify AUXILIUM promptly of such Inspection Notice and/or Inspection, use Commercially Reasonable Efforts to ensure that AUXILIUM shall have the opportunity to be present during any such Inspection, and promptly communicate with AUXILIUM the substance and urgency of such Inspection Notice, and/or Inspection, and any related information; (ii) in the event, AUXILIUM is not present and the Inspection directly relates to the Product or the development or manufacture of the Product, COBRA shall keep AUXILIUM informed of the progress of the Inspection on a daily basis; and (iii) provide to AUXILIUM a copy of all documents, directly related to the Product or the development or manufacture of the Product, produced for, or given to, the FDA or other regulatory authority pursuant to such Inspection Notice and/or Inspection. Notwithstanding anything herein to the contrary, AUXILIUM’s participation in any regulatory audit or Inspection at COBRA or its Affiliates will be limited only to discussions directly and/or materially related to the Product or the development or manufacture of the Product.

2. In the event that AUXILIUM receives any material communication or Notice from the FDA or any other regulatory authority which relates to the Product and directly and/or materially affects the obligations of COBRA under this Agreement (“Regulatory Notice”),AUXILIUM shall: (i) notify COBRA promptly of such Regulatory Notice; (ii) keep COBRA informed of the progress regarding the Regulatory Notice, including any Inspection; and (iii) provide to COBRA a copy of all documents provided to the FDA or other regulatory authority pursuant to such Regulatory Notice.

3. COBRA shall notify AUXILIUM, within one (1) business day of receipt of any alleged violations or deficiencies relating to the Facility and the development or manufacture of the Product noted by a regulatory authority. As soon as reasonably practicable following receipt of any alleged violations, COBRA shall provide to AUXILIUM copies of all relevant portions of any notice of observations or potential violations as well as a copy of its response thereto.

4. COBRA shall consult AUXILIUM before providing any written response, from an audit observation, to the FDA or any other regulatory authority in connection with the development or manufacture of the Product.

5. COBRA shall at all times comply with all requirements in the Quality Agreement, which is incorporated herein by reference.

CONFIDENTIAL

F. Access to Facilities/Audits

At all reasonable times during normal business hours:

1. COBRA will allow AUXILIUM’s [*****************] or [***] designated successor access to applicable areas of COBRA’s research, development, manufacturing, warehousing and testing facilities which are dedicated to the Services under this Agreement, being the rooms involved in the development and/or manufacture of the Product and offices, except for facilities under audit by a client other than AUXILIUM.

2. AUXILIUM’s other authorized representatives may visit COBRA’s facilities upon reasonable notification.

3. Quality Audits. AUXILIUM shall have access to COBRA’s Facility upon reasonable advance notice to inspect COBRA’s facilities and records to the extent AUXILIUM deems appropriate to enable AUXILIUM to verify compliance by COBRA with its obligations under this Agreement.

G. Disposal

1. Disposal of all waste products created during the development or manufacture of the Product and related testing of the Product shall be conducted by COBRA in accordance with applicable laws at its expense.

2. Disposal of obsolete or out-of-specification inventory, such as, without limitation, expired Materials, out-of-date components or other obsolete components of the Product and Product shall be conducted by COBRA in accordance with Applicable Laws at COBRA’s expense.

CONFIDENTIAL

III. INVESTMENT AND ASSETS

A. AUXILIUM Assets:

1. AUXILIUM will be responsible for the cost of all AUXILIUM Assets necessary in the performance of Services. The parties will determine and agree on the estimated total cost for all AUXILIUM Assets necessary to purchase for completion of the Services in the Development Program (“Total Asset Cost”).

2. As soon as possible, COBRA will provide AUXILIUM with quotes for all proposed AUXILIUM Asset purchases. Purchases must be paid by AUXILIUM to COBRA prior to purchase by COBRA, with payment deemed as AUXILIUM approval.

3. Effective March 1, 2006, COBRA may charge AUXILIUM [****] per order up to a limit of [***********] per order for COBRA’s costs in negotiating, purchasing and processing AUXILIUM Assets for this project under the Agreement. AUXILIUM Assets purchased by AUXILIUM will be exempt from the [****] handling fee.

4. COBRA shall provide to AUXILIUM monthly reports of all AUXILIUM Assets purchased in the past thirty (30) days, as well as monthly projections of all AUXILIUM Assets expected to be purchased in the next ninety (90) days.

5. In the event purchases of AUXILIUM Assets exceed the Total Asset Cost by more than five percent (+5%), COBRA shall provide AUXILIUM with prompt notice. All purchases of AUXILIUM Assets in excess of the Total Asset Cost plus 5% must be pre-approved by AUXILIUM in writing within 3 to 5 business days of receipt.

6. Where possible the purchases of AUXILIUM Assets will be made by AUXILIUM in the USA and shipped to COBRA. AUXILIUM will be responsible for all taxes, import duties and fees.

7. COBRA will use Commercially Reasonable Efforts to ensure the security of the Auxilium Assets necessary in the performance of Services. COBRA shall have no title or ownership interest in any AUXILIUM Assets. COBRA may not sell, lease, encumber or dispose of any AUXILIUM Assets or otherwise impair AUXILIUM’s rights therein and shall at all times keep any AUXILIUM Assets marked in a way that clearly indicates to COBRA’s personnel, representatives and agents and any Third Party/ies that the AUXILIUM Assets are the property of AUXILIUM. It is upon the mutual consent of both Parties that AUXILIUM Assets will be used in the Manufacture of the Products. AUXILIUM Assets shall be used exclusively, unless otherwise agreed by AUXILIUM in writing, for the development and manufacture and of the Product. AUXILIUM shall retain all right title and interest in and to the AUXILIUM Assets. AUXILIUM Assets shall be returned to AUXILIUM upon expiration or termination of the Agreement.

CONFIDENTIAL

8. Maintenance and Repair. COBRA undertakes to maintain and be responsible for any AUXILIUM Assets and safeguard them from deterioration (except for reasonable wear and tear), theft and damage. COBRA shall bear the cost associated with the labor required to perform routine and preventive maintenance on AUXILIUM equipment to ensure it is always in working order and in a state of good repair. Any catastrophic repair or other equipment failure requiring the intervention of a qualified Third Party technician shall be at AUXILIUM’s cost. AUXILIUM shall bear the cost of all parts associated with the maintenance and repair of AUXILIUM equipment including the maintenance of a spare parts inventory at COBRA. Furthermore, AUXILIUM will also bear the cost of overhauling AUXILIUM equipment, at AUXILIUM’s sole discretion, as the equipment approaches the end of its useful life. All labor and spare parts to be funded by AUXILIUM shall be submitted by COBRA in writing for prior approval.

9. Return. Upon expiration or termination of this Agreement COBRA shall return any AUXILIUM Assets to AUXILIUM or its designee at AUXILIUM’s expense. Further, upon expiration or termination of this Agreement, COBRA shall provide AUXILIUM with technology transfer assistance from personnel skilled in such manufacturing operations at AUXILIUM’s cost, subject to reasonable and customary rates typical in the industry.

10. Insurance. It is COBRA’s responsibility to insure all AUXILIUM Assets and AUXILIUM-owned materials at COBRA. COBRA shall be responsible, at its sole discretion, for the insurance of any AUXILIUM Assets and AUXILIUM owned materials placed at COBRA. AUXILIUM shall be a named-insured on the COBRA insurance policy soley for AUXILIUM Assets, Raw Materials and Product which are owned by AUXILIUM. In the case of Materials purchased by AUXILIUM for use in the development or manufacture of the Product, these shall become the property of COBRA upon the initial utilization of any such material for Manufacture.

CONFIDENTIAL

B. COBRA Investments.

1. Except as specifically set forth in this Agreement, COBRA will bear the cost of all labor, materials, equipment and facilities required to perform the Services in the Development Program Chart.

2. COBRA will provide sufficient FTE’s for successful completion of the Development Program, as agreed by the Management Steering Group. The allocation of day-to-day human resource needs will be determined by the Operations Committee.

3. Subject to AUXILIUM’s obligations as set out above, COBRA is responsible for all the capital investments and expense costs related to the expansion, preparation and maintenance of the Facility and Facility services unless otherwise agreed due to unique requirements of AUXILIUM. Specifically and without limitation, this encompasses all work related to the construction, purchase, installation, modification, and commissioning of facilities, utilities, process equipment, computer systems, and the peripheral equipment/ furnishings required by the operation. In addition, COBRA shall be responsible for, at its expense, maintenance of the Facility according to cGMP standards, and the purchase of all equipment other than the AUXILIUM Assets.

CONFIDENTIAL

IV. VALIDATION

A. AUXILIUM Assets.

1. COBRA shall be responsible for qualification and validation of any AUXILIUM Assets. The validation of AUXILIUM Assets and all protocols and reports thereof shall be subject to AUXILIUM’s written approval. AUXILIUM will be responsible for the cost of validation of AUXILIUM assets.

2. The validation, qualification, and maintenance of AUXILIUM assets shall meet all Applicable Laws and regulatory standards for products of this class.

B. Analytical Methods Validation.

1. AUXILIUM shall be responsible at its cost for analytical methods validation for drug substance and drug product.

C. Facility Infrastructure.

1. COBRA shall be responsible for validation, and the cost of validation, of Facility infrastructure including but not limited to water system, HVAC and building(s)

2. The validation, qualification, and maintenance of the Facility shall meet all Applicable Laws and regulatory standards for products of this class.

D. All Other.

1. With the exception of AUXILIUM Assets validation and analytical methods validation, COBRA shall be responsible for all validation necessary for the proper completion of Services in the Development Program including, but not limited to, Facility infrastructure validation, cleaning, Raw Material methods, vendor, and method transfer validation. The costs of all such validation shall be borne by COBRA.

CONFIDENTIAL

V. PROJECT MANAGEMENT

A Participation

1. COBRA

(a) [***********] or [***] designated successor will be committed full-time to COBRA’s efforts to complete the Services.

(b) COBRA representatives from manufacturing, quality assurance, and quality control and/or their back-up persons shall be available to AUXILIUM during cGMP campaigns.

2. AUXILIUM

(a) AUXILIUM may fully participate in the organization and management of the Development Program and Services contemplated by this Agreement.

B. Committees

The Development Program will be managed via the following formal committees.

1. Management Steering Group (“MSG”)

(a) The function of the MSG is to oversee the Operations Committee and to make strategic decisions on the direction of the Development Program.

(b) The MSG shall meet at regularly scheduled intervals, and not less than one (1) time per month, alternating between Malvern and Keele as may be agreed between COBRA and AUXILIUM.

(c) The MSG will be comprised of key managers associated with the Development Program. The following persons will be standing members of MSG: [********************************************************** **************************.]

(d) In the event a consensus cannot be reached by the MSG, the issue shall be submitted to the parties’ respective CEO’s for discussion and resolution. In the event the CEO’s cannot reach a consensus, AUXILIUM has decision-making authority, and AUXILIUM will be responsible for (and COBRA shall not be liable for) all resulting increases in costs and/or changes to timescales where AUXILIUM exercises its decision making authority.

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2. Operations Committee (“OC”)

(a) The OC will be responsible for day –to-day management and coordination of the Development Program and for reporting progress to the MSG.

(b) The OC will be comprised of managers and team leaders selected by the MSG. The following persons will be standing members of OC: [************************************************************************************************** ************************************************]. In the event a consensus cannot be reached, AUXILIUM has decision-making authority.

3. Joint Quality Assurance Committee (“QAC”)

(a) The QAC shall meet (in person or by telephone conference) at regular intervals, and not less than one (1) time per week.

(b) The QAC will identify, agree and implement a Quality Plan with the objective of obtaining FDA approval. The Quality Plan must be implemented by [***********] at the latest.

(c) The QAC will be comprised of key managers from AUXILIUM and COBRA responsible for quality assurance.

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VI. FUTURE DEVELOPMENTS

A. [**********] Project

1. COBRA is currently independently engaged in a research program aimed at developing [***************************************] outside of this Agreement and the R&D Agreement with Auxilium (*********************** ************]). COBRA shall use Commercially Reasonable Efforts to advance the [*************]. COBRA shall summarize all activities and developments regarding the [*************] in quarterly reports to AUXILIUM.

2. COBRA grants to AUXILIUM (to the extent that COBRA is free to do so) an exclusive option to a worldwide exclusive license from COBRA (with sub-licensing rights) of the intellectual property rights of COBRA utilized in or derived from the [*************] for the purposes of commercial use solely in relation to the [******************************************] as the bulk active material which is expressed from the [**************************************] or any other [*******] strain used to express [*****************************] based on the following terms:

(a) Such license shall be conditional upon COBRA and AUXILIUM entering into a non-exclusive long term supply agreement for manufacture of AUXILIUM’s (and its sub-licensee’s) worldwide requirements for [************************************************************************************************]. Entering such a long term supply agreement is contingent upon COBRA’s ability to demonstrate regulatory readiness, manufacturing capacity and ability to offer competitive pricing, and the parties’ ability to negotiate mutually agreeable terms and conditions for such an agreement.

(b) AUXILIUM may grant sub-licenses of its rights to such intellectual property rights on condition that the sub-license only relates to and forms part of a license of other intellectual property rights and/or know how by AUXILIUM to its sub-licensee for that sub-licensee to be able to produce, market and sell a particular proprietary bio-pharmaceutical product of AUXILIUM derived from the [*************] and prohibits any further sub-licensing by the sub-licensee;

(c) the [*********************************************** *************************] is commercialized by AUXILIUM within a reasonable period after the exercise of the option and completion of the development and registration; and

(d) COBRA and AUXILIUM agree to negotiate in good faith the terms of such license.

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B. [******]

1. Pursuant to “Exhibit No. 10” [**************************** ***************], COBRA is attempting to produce [*********************** ***********************************************]

2. COBRA will perform the Services in the Development Program as well as COBRA Proposal 0684, exclusively for AUXILIUM.

3. Section 5 (Intellectual Property) of the R & D Agreement is incorporated herein as if set forth at length.

C. Confidentiality

Section 3 (Confidentiality) of the R & D Agreement is incorporated herein as if set forth at length.

D. Intellectual Property

Section 5 (Intellectual Property) of the R & D Agreement is incorporated herein as if set forth at length.

E. Exclusivity.

1. During the Term and for [**************] thereafter, neither COBRA nor any of its Affiliates shall, except as otherwise set forth and provided in this Agreement, directly or indirectly develop, manufacture, market, sell, detail or promote any Competing Product. Furthermore, while performing services for AUXILIUM, including but not limited to the services in the Development Program Chart, the [********] Project to the extent it relates to the Product and the [******] services in “Exhibit No. 10,” COBRA agrees not to accept any contract, or otherwise perform any services that presents a conflict of interest with the work being performed for AUXILIUM

2. Consideration for Exclusivity

(a) In consideration for the exclusive rights and restrictions granted in Section VI.E.1, AUXILIUM hereby grants COBRA an option to enter a non-exclusive long-term manufacturing agreement before the end of [*****************] with AUXILIUM for AUXILIUM’s, its Affiliates and its licensees for the Product. Execution of a long term manufacturing agreement is contingent upon COBRA’s ability to demonstrate regulatory readiness, manufacturing capacity and ability to offer competitive pricing, and the parties’ ability to negotiate mutually agreeable terms and conditions and to execute a definitive long-term manufacturing agreement by [***********] for such an agreement.

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(b) In the event the parties have not executed a long term manufacturing agreement which meets the requirements of Section VI.E.2.(a) above, and the parties have not extended or replaced this Agreement, then in consideration for the exclusive rights and restrictions granted in Section VI.E.1, AUXILIUM shall, for the duration of this Agreement and for [***************] thereafter, pay to COBRA (net of any deductions or withholding) the sum of [************] per annum or part year following the first commercial sale of the Product anywhere in the world or the termination of this Agreement (whichever is earlier).

3. The exclusive rights and restrictions granted in Section VI.E.1 are contingent upon the payment of the consideration promised in Section VI.E.2. On termination of a long term manufacturing agreement referred to in Section VI.E.2.(a) for reasons other than Cobra’s breach of contract or market withdrawal of Product for regulatory reasons, AUXILIUM will be obliged to make the payments stated in Section VI.E.2.(b). However, AUXILIUM shall not be obliged to make such payments if the long term manufacturing agreement is terminated by AUXILIUM for COBRA’s breach of contract, and AUXILIUM will also not be liable to make such payments for a period of [*********] if the Product is withdrawn from the market for regulatory reasons; provided, however, at the end of such [*********] period AUXILIUM may either resume such payments for the remainder of the duration of the exclusive rights and restrictions granted in Section VI.E.1 in which case they shall continue to apply, or elect to cease the payments at the end of such [*********] period or anytime thereafter in which case the exclusive rights and restrictions granted in Section VI.E.1 shall cease to apply. Any failure of payment or other consideration in VI.E.2 by AUXILIUM will result in the exclusive rights and restrictions granted in Section VI.E.1 ceasing to apply.

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VII. REPRESENTATIONS AND WARRANTIES

A. Mutual Representations. Each of the Parties hereto represents, warrants and covenants:

1. It is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation or formation.

2. The execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate or entity action.

3. It has the power and authority to execute and deliver this Agreement and perform its obligations hereunder.

4. The execution, delivery and performance by such Party of this Agreement does not and will not conflict with or result in breach of the terms and provisions of any other agreement or constitute a default under (i) a loan agreement, guaranty, financing agreement, affecting a product or other agreement or instrument binding or affecting it or its property; (ii) the provisions of its charter or operative documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound.

5. The execution, delivery and performance of this Agreement by such Party does not require the consent, approval or authorization of, or notice, declaration, filing or registration with, any governmental or regulatory authority and the execution, delivery and performance of this Agreement does not violate any law, rule or regulation applicable to such Party.

B. COBRA Representations and Warranties. COBRA hereby represents warrants and covenants:

1. All Services performed and all Product produced pursuant to this Agreement will conform and perform in accordance with the Specifications and the Quality Agreement and shall be free from material defects in materials and workmanship, and will have been Manufactured, Labeled, Packaged, and Tested and shipped in compliance with the Quality Agreement, cGMP and all Applicable Laws.

2. To COBRA’s knowledge, it has not and will not use the services of any persons debarred under 21 U.S.C. § 335(a) or (b) in any capacity associated with or related to the Manufacture of the Product.

3. Neither COBRA nor any of its officers or employees has been convicted of a felony under the U.S. federal law for conduct relating to the development or approval, including the process for development or approval, of any drug product, new drug application or abbreviated new drug application and neither COBRA nor any of its officers or employees has been convicted of a felony under the U.S. federal law for conduct relating to the regulation of any product under the Act.

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4. COBRA warrants that any AUXILIUM Assets will be maintained in working condition, safe, secure and in conditions which are suitable for such equipment and adequate to prevent any deterioration, subject to reasonable wear and tear. COBRA further warrants that the maintenance to be carried out according to the instruction manual developed by the supplier of the machinery, and, in any case, at least to the same level of care as COBRA takes of its own capital equipment and tooling as required to fulfil its obligations under this Agreement. Any and all costs related thereto, for the agreed life of such AUXILIUM Assets, shall be borne according to Section III.A.

C. AUXILIUM Representations and Warranties

1. AUXILIUM’s Specifications related to the Product conform to all applicable regulatory and legal requirements and will continue to conform during the term of the Agreement.

2. AUXILIUM has the right to contract with COBRA for the Manufacture of the Product.

3. Any AUXILIUM Assets provided to COBRA by AUXILIUM will be in good working condition and properly maintained and meet all safety and regulatory standards applicable to COBRA’s use of such AUXILIUM Assets.

VIII. INSURANCE AND INDEMNIFICATION

A. Each Party will, at all times during the Term of this Agreement, maintain in full force and effect, for the benefit of itself and each other, commercial general liability insurance coverage of not less than two million dollars ($2,000,000.00) each occurrence combined single limit and bodily injury/property damage, and five million dollars ($5,000,000) aggregate liability limits. Each insurer shall name the other as an additional insured or principal and provide the other party with a certificate of insurance evidencing that the coverage is current and in full force and effect. Neither Party can terminate or cancel such insurance without giving the other Party thirty (30) days prior written notice.

B. Section 12 (Indemnification) of the R & D Agreement is incorporated herein as if set forth at length.

C. Delivery and Title. Each shipment of Product will be shipped to a single destination in the US designated by AUXILIUM. AUXILIUM may change the destination for each shipment of Product by informing COBRA in advance of dispatch. Each shipment of Product will be shipped by COBRA CIP (INCOTERMS 2000) so that COBRA shall pay for insurance and shipping costs. AUXILIUM shall reimburse COBRA for shipping costs only.

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IX. TERM AND TERMINATION

A. Term.

This Agreement shall commence on the Effective Date and will continue in force until December 31, 2006, unless sooner terminated pursuant to the terms of this Agreement.

B. Termination.

1.	Either Party may terminate this Agreement:

(a)	for material breach if such material breach is not cured by the breaching Party within thirty (30) days following written notice of such breach from the non-breaching Party. Any termination of this Agreement in accordance with this provision shall be effective as of the date of receipt by the breaching Party of a written notice of termination from the non-breaching Party;

(b)	immediately if the other Party becomes subject to bankruptcy or insolvency.

2.	AUXILIUM shall have the right to terminate this Agreement at anytime effective upon written notice to COBRA, or a later effective date if stated in the written notice.

(a)	Subject to Section IX.B.2(c) below, in the event that AUXILIUM terminates this Agreement pursuant to this Section IX.B.2 after the [****] GMP run begins but before it is completed, then COBRA shall complete, and Auxilium shall pay for, only the [****] GMP run, and no further Services shall be provided or costs incurred except as may be provided for elsewhere in this Agreement (for example, technology transfer and stability programs).

(b)	Subject to Section IX.B.2(c) below, in the event that AUXILIUM terminates this Agreement pursuant to this Section IX.B.2 after any BLA Batch run begins but before that run is completed, then COBRA shall complete, and Auxilium shall pay for, only the BLA Batch run in progress, and no further Services shall be provided or costs incurred except as may be provided for elsewhere in this Agreement (for example, technology transfer and stability programs).

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(c)	If AUXILIUM terminates this Agreement after the [****] GMP run or any BLA Batch run begins but before it is completed because of (i) COBRA’s breach of contract, (ii) COBRA’s inability to perform (Section II.D), (iii) serious technical issue(s) which would prohibit continuation of the run, or (iv) serious regulatory issue(s) which would prohibit continuation of the run, then COBRA shall NOT complete such run, AUXILIUM shall pay only for Services completed through the effective date of termination, and no further Services shall be provided or costs incurred except as may be provided for elsewhere in this Agreement (for example, technology transfer and stability programs).

3.	COBRA shall have the right to terminate this Agreement at anytime effective upon 120 days prior written notice to AUXILIUM if before September 1, 2006, and upon 100 days prior written notice to AUXILIUM if on or after September 1, 2006.

4.	Fee for Early Termination: In the event that AUXILIUM terminates this Agreement pursuant to Section IX.B.2, then in addition to any outstanding amounts yet to be paid for Services already provided by COBRA, AUXILIUM shall pay COBRA a termination fee based on a rate of [*******] per day for the first [***] days of the potential notice period and [*******] per day for last [**] days of the potential notice period for each day less than [***] days’ notice given by AUXILIUM to COBRA down to a minimum of no fee ($0) if AUXILIUM provides more than [***] days written notice, and the maximum fee being [***************************************] if AUXILIUM provides no advance notice. By way of example if AUXILIUM gave [***] days notice it would pay [**] days at [*******] per day, and if AUXILIUM gave [*] days notice it would pay [***] days at [*******] per day plus [**] days at [*****] per day.

5.	In the event that AUXILIUM terminates this Agreement pursuant to Section IX.B.(a) or (b), AUXILIUM shall have no further payment obligations to COBRA except for amounts outstanding for Services already provided.

C. Effect of Termination.

In the event either Party gives notice of termination, the terms of this Agreement shall remain in full force and effect (to the extent applicable) through the date of expiration or termination, and any provision of this Agreement which by its terms is intended to survive the termination of this Agreement pursuant to Section XI will survive the termination or expiration of this Agreement and remain in full force and effect

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thereafter. By way of example, and not by limitation, COBRA’s obligations to complete the stability program for the [****] Engineering Run ([**] stability pulls over [*** *******]), and AUXILIUM’s obligation to pay COBRA for the stability program for the [****] Engineering Run, shall survive termination or expiration of this Agreement. By way of further example, the same shall apply to the rights, restrictions, obligations and consideration set forth in Section VI.E.

D. Technology Transfer.

1. COBRA shall provide AUXILIUM with technology transfer assistance of COBRA’s know how to AUXILIUM or a Third Party from COBRA personnel skilled in the development or manufacture of the Product upon expiration or termination of this Agreement for any reason, in the event COBRA is unable to perform for more than sixty (60) consecutive calendar days, including an event of Force Majeure in excess of sixty (60) consecutive days, or upon AUXILIUM’s request for no cause. Technology transfer assistance shall be limited to specific services requested and approved by AUXILIUM, and shall be provided by COBRA employees designated by COBRA and approved by AUXILIUM.

2. Such technology transfer shall include all technical information necessary for the performance of the Services, including, without limitation, (i) chemical and other scientific data, (ii) processes and analytic methodology used in validation, stability testing and other testing or analysis, and (iii) all other know how, data, technical information and all other information necessary to manufacture the Product. Any disclosure to or use of such technical information by a Third Party will be subject to appropriate confidentiality and use restrictions being agreed with COBRA.

3. Costs:

(a) AUXILIUM will bear the costs associated with technology transfer, at reasonable and customary rates: (i) in the event of expiration of this Agreement ; (ii) if AUXILIUM terminates this Agreement pursuant to Section IX.B.2; (iii) if COBRA terminates the Agreement pursuant to Section IX.B.1.(a) or (b); (iv) upon AUXILIUM’s request for technology transfer for no cause; or (v) if COBRA is unable to perform for more than sixty (60) consecutive calendar days due to Force Majeure.

(b) COBRA will bear the costs associated with such technology transfer if: (i) AUXILIUM terminates this Agreement pursuant to Section IX.B.1.(a) or (b); (ii) if COBRA terminates this Agreement pursuant to Section IX.B.3; or (iii) if COBRA is unable to perform for more than sixty (60) consecutive calendar days for reasons other than due to Force Majeure.

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X. Economic Price Adjustment

A. This Section applies to the Stability Pull Price referenced in Sections II.C.1, 2 and 3 above. This Section is not applicable to any other prices or payments which are the subject of this Agreement.

B. COBRA will adjust the Stability Pull Price (increase or decrease) using the directions and formula identified below and provide written notice to AUXILIUM of same. COBRA must submit the documentation that shows how it arrived at the adjusted price along with a letter of explanation. Unless there is a dispute, the adjusted Stability Pull Price shall become a new term of this Agreement.

C. The increase or decrease is based upon fluctuations in the latest published copy of the Consumer Price Index for all urban consumers as published by the U S. Department of Labor, Bureau of Labor Statistics, Washington, D.C. 20212. The index is also available through the Internet at the Bureau of Labor Statistics web site at http://stats.bls.gov/.

D. 1. Price adjustments using the CPI involve changing the Stability Pull Price by the percent change in the level of the CPI between the annual reference period and a subsequent time period. This is calculated by first determining the index point change between the two periods and then the percent change. The price adjustment shall be calculated as follows:

2. For the 2008 adjustment, obtain the Base Index that is the CPI for the month of September 2006. Calculate the Index Point Change by subtracting the Base Index from the CPI value for September 2007. The Index Point Change is then divided by the Base Index and this result is then multiplied by 100 to equal the Percent of Adjustment that is the price adjustment value. This Percent of Adjustment (increase or decrease) shall be applied to the Stability Pull Price, and shall be effective for calendar year 2008. The adjusted 2008 Stability Pull Price shall become the base index for the next subsequent Stability Pull Price adjustment period.

3. For the 2009 adjustment, obtain the Base Index that is the CPI for the month of September 2007. Calculate the Index Point Change by subtracting the Base Index from the CPI value for September 2008. The Index Point Change is then divided by the Base Index and this result is then multiplied by 100 to equal the Percent of Adjustment that is the price adjustment value. This Percent of Adjustment (increase or decrease) shall be applied to the 2008 adjusted Stability Pull Price and shall be effective for calendar year 2009.

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XI. SURVIVAL

The provisions of Sections: I; II.E, F and G; III.A.7, 8 and 9; VI.A, B, C, D, and E; VII.A, B and C; IX.C and D; XI; and XII shall survive expiration or termination of this Agreement. In addition, COBRA’s obligation to complete the stability program for the [****] Engineering Run ([**] stability pulls over [*********]), AUXILIUM’s obligation to pay COBRA for the stability program for the [****] Engineering Run, and all provisions relating to the Stability Pull Price and adjustments thereto, shall survive the expiration or termination of this Agreement. The same shall apply to the rights, restrictions, obligations and consideration set forth in Section VI.E.

XII. ADDITIONAL TERMS

A. No Waiver. A waiver by either Party of a breach or violation of any provision of this Agreement will not constitute or be construed as a waiver of any subsequent breach or violation of that provision or as a waiver of any breach or violation of any other provision of this Agreement.

B. Severability. Any of the provisions of this Agreement which are determined to be invalid or unenforceable in any jurisdiction shall be ineffective to the extent of such invalidity or unenforceability in such jurisdiction, without rendering invalid or unenforceable the remaining provisions hereof or affecting the validity or unenforceability of any of the terms of this Agreement in any other jurisdiction.

C. Headings and Titles. Any headings and titles used in this Agreement are for convenience or reference only and shall not affect its construction or interpretation

D. No Third Party Benefits. Nothing in this Agreement, express or implied, is intended to confer on any person other than the Parties hereto or their permitted assigns, any benefits, rights or remedies. Neither COBRA nor AUXILIUM may assign this Agreement or any rights hereunder or delegate the performance of any duties hereunder without the prior written approval of the other party, which approval shall not be unreasonably delayed or withheld; provided, however, that without such consent, AUXILIUM may assign this Agreement to a purchaser to an affiliate or in connection with the transfer or sale of all or substantially all of its assets, stock or business, or to any new entity resulting from its merger, consolidation or combination with or into another entity.

E. Choice of Law, Jurisdiction, Venue. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to provisions of conflicts of law. Any lawsuit arising from or related to this Agreement shall be brought exclusively before the United States District Court for the Eastern District of Pennsylvania or any Commonwealth court sitting in Chester County, Pennsylvania, and each party hereby consents to the jurisdiction of any such court.

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F. Counterparts. This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, shall bear the signatures of each of the Parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against the Party whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument.

G. Entire Agreement. This Agreement is the entire agreement between the Parties regarding the subject matter herein, and supersedes all prior existing understandings between the Parties relating to the subject matter hereof. This Agreement may not be modified except in writing signed by a duly authorized representative of each of the Parties. No course of dealing or usage of trade may be used to modify the terms and conditions herein.

H. Other Agreements. Precedence of Agreement. All other terms and conditions of the R & D Agreement dated February 24, 2005, as well as the Quality Agreement dated January 11, 2006, are incorporated by reference as if fully set forth herein. Unless otherwise expressly agreed in writing by a duly authorized representative of each of the Parties, the terms outlined in this Agreement shall prevail over any terms and conditions outlined in any other agreement. The parties hereby terminate the agreement of June 28, 2005 (“Exhibit No. 9”).

IN WITNESS WHEREOF, the Parties hereto have duly executed this Manufacturing and Supply Agreement as of the date first above written.

COBRA BIOLOGICS, LTD.		AUXILIUM PHARMACEUTICALS, INC.

By:	/s/ David Thatcher	By:	/s/ Gerri Henwood
Name:	David Thatcher	Name:	Gerri Henwood
Title:	CEO	Title:	CEO

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APPENDIX A

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Development Program Chart

Month	Auxilium Deliverables	Cobra Deliverables

[****]

[*****]	1. [*************** ****************** ****************** ****************** ****************** **************** ] 2. [*************** ****************** **************** ********]	1. [********************** ************************] 2. [******************]

[***** ***** ]	[**************** ***************** ***************** ***************** **************** *****]	[************************ *************************]

[****]

1. [*************** ****************** ****************** ****************** ****************** *****************]

2. [*************** ****************** **************** ***************** ***************** *****************]

1. [********************** ************************ ************************* *************************]

2. [****************** ************************ ***********************]

3. [********************** ************************ ************************* *************************]

[****]	1. [*************** ****************** ****************** *****************] 2. [*************** ****************** ****************]	1. [********************** *************]

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[****]

1. [********************** ************************ ************************* *******]

2. [****************** ***********************]

3. [********************** ************************* *************************]

[****]

1. [********************** ************************** *******]

2. [****************** *********************** ********************** *********************** ********************** ********************* **********************]

3. [**********************]

[****]

1. [********************** ************************ ************************* ************************ ************************ ************************* ************************ ************************* ************************* *************************]

2. [*******************]

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[****]

1. [********************** ************************ ************************* ************************ ************************ ************************* ************************ ************************* ************************* *************************]

2. [*******************]

[****]	1. [********************** ************************ ************************] 2. [******************* ***********************]

[****]

1. [********************** ************************ ************************* ************************ ************************* ************************* ***********]

2. [******************* ***********************]

3. [******************* *************]

[***** **** ****]	[*********************]

[***** **** ****]	[*********************]

[***** **** ****]	[*********************]

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APPENDIX B

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Provisional Intermediate Specification

[**********]

[***********************************************************************************************************

****************************************************************]

Test	Method	Specification
		[*****]	[*****]

[**********************]	[**********]	[******************** *******************]	[******************** *******************]

[************************]	[**********]	[*********]	[*********]

[********************** ********************* ***********]	[**********]	[*************** ***********]	[*************** ***********]

[********************** ********************* **************]	[**********]	[*************]	[*************]

[********************** ********************* **************]	[**********]	[***************** *****]	[**********]

[********************** ********************* **************]	[**********]	[**********]	[***************** *****]

[********************** ********************* ********************* **********************]	[**********]	[*************** ********************]	[*************** ********************]

[********************** ********************* ********************** ******************* **************]	[**********]	[**********]	[**********]

[********************** ********************* ********************** ******************* **************]	[**********]	[**********]	[**********]

[********************** ********************* ********************** ******************* **************]	[**********]	[**********]	[**********]

[**************** ***************]	[**********]	[*****************]	[*****************]

[**********]	[*********]	[**********]	[**********]

[***********************************************************************]

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[********************************]	[****************************]

Date: 6/9/2006	Date: 6/9/2006
[*****************]	[***************]
[****************]	[**************************]
[***************]	[**************************]

[********************************]

Date: 6/9/2006
[*************************]
[****************************]
[**************************]

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Provisional Drug Substance Specification

[***********]

[***********************************************************************************************************

***********************************************************************]

Test	Method	Specification
		[******]	[******]

[***********************]	[**********]	[******************************* ***********************]

[************************ *****************]	[**********]	[********]

[***********************]	[**********]	[************]

[************************ ************************ *************************]	[**********]	[************* ****************** *******]	[***************** *******************]

[************************ ************************]	[**********]	[*************]

[************************ ************************ ******]	[**********]	[************* **********]	[*************]

[************************ ************************ ***]	[**********]	[*************]	[**************** **********]

[********************]	[**********]	[*****]

[******************]	[**********]	[********]

[************************ ************************ ******************* ***********************]	[**********]	[*************** *********************]

[************************ ************************* ************************ ***********************]	[**********]	[******************************* **************************** ************************* ]

[************************ ************************ ******************* **************** ************************]	[**********]	[***********]

[************************ ************************* ************************ ***********************]	[**********]	[***********]

[************************ *****************]	[**********]	[**********]

[*********]	[******]	[********]

[*********************************************************************]

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[********************************]	[****************************]

Date: 6/9/2006	Date: 6/9/2006
[*****************]	[***************]
[****************]	[**************************]
[***************]	[**************************]

[********************************]

Date: 6/9/2006
[*************************]
[****************************]
[**************************]

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Provisional Drug Product Specification (for Pre-Clinical Batch)

[*********]

[*********************************************

*************************************************************************************************

******************************************

****************************]

Test	Method	Specification
[******************* **************]	[**********]	[********]

[*******************]	[**********]	[*****************************]

[**********************]	[**********]	[********]

[******************* ******************** *********************** **************]	[**********]	[*************** ************************** ******************* **************]

[******************* *************** **************]	[**********]	[************]

[******************* *************** **************]	[**********]	[*****************]

[******************* *************** **************]	[**********]	[*********************]

[******************* ******************** **************** *********************** **************]	[**********]	[************** ********************]

[******************* ******************** ********************* ******************* **************]	[**********]	[************************* ********************* ************************* *********************]

[******************* ******************** ********************* ********* *************** **************]	[**********]	[*************]

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[********************************]	[****************************]

Date: 6/9/2006	Date: 6/9/2006
[*****************]	[***************]
[****************]	[**************************]
[***************]	[**************************]

[********************************]

Date: 6/9/2006
[*************************]
[****************************]
[**************************]

CONFIDENTIAL

APPENDIX C

CONFIDENTIAL

Auxilium Pharmaceuticals Inc.

[**************************************]

[********************************]

1.	TESTING SCHEDULE

The following table indicates when samples will need to be removed from storage for analysis. [****************************************************** ********************]

Storage Conditions	Time Points (Months)
	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[******** ****]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*******************]

2.	TESTS PERFORMED

The table below outlines the stability tests that will be performed at each time point. All tests will be performed by [********************************** **********************************************************************************]

Test Method	Test Method Number	Time Points (Months)
		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*********]	[*************]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[***]	[*************]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[**********] [*********** *******]	[*************]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*********]	[*************]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[***]	[*************]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[***]	[*************]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[******* *****]	[*************]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[******* *****]	[*************]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[***]	[*************]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

[*********]	[*************]	[*]												[*]

[***************]

CONFIDENTIAL

Auxilium Pharmaceuticals Inc.

[**************************************]

[********************************]

3.	ACCEPTANCE CRITERIA

Stability results are to be compared to [************************* ***********************] Note, based on the tests performed as part of this stability protocol only the following specifications will be used in the comparison. Since the AA4500 Drug Substance is [**************************** ***********************], the [**************] listed below may have one specification for [******************************************** ******************************] depending on [*********************].

Test Method	Test Method Number	Specification
		[***************]	[***************]
[***********]	[***********]	[****************************************************]

[***]	[***********]	[***********]

[***********]	[***********]	[*************************** ****************]	[*************************** ****************]

[*********]	[***********]	[*************************************************** **************************************************]

[***]	[***********]	[****************************************]

[***]	[***********]	[************************]

[**********]	[***********]	[************************]	[***]

[***********]	[***********]	[***]	[****************************]

[***]	[***********]	[********]

[***********]	[***********]	[***********]

CONFIDENTIAL

Auxilium Pharmaceuticals Inc.

[**************************************]

[********************************]

1.	TESTING SCHEDULE

The following table indicates when samples will need to be removed from storage for analysis. [******************************************************* *************************]

Storage Conditions	Time Points (Months)
	[*]		[*]		[*]		[*]		[*]		[*]		[*]		[*]		[*]		[*]		[*]		[*]		[*]
[***]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]

[*********************]

2.	TESTS PERFORMED

The table below outlines the stability tests that will be performed at each time point. All tests will be performed by [****************************]. [*********************************]

Test Method	Test Method Number	Time Points (Months)
		[*]		[*]		[*]		[*]		[*]		[*]		[*]		[*]		[*]		[*]		[*]		[*]		[*]
[**********]	[**********]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]

[***]	[**********]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]

[**********] [******** ******]	[**********]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]

[********]	[**********]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]

[***]	[**********]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]

[***]	[**********]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]

[******** ******]	[**********]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]

[******** ******]	[**********]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]

[***]	[**********]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]	[	*]

[*********************]

CONFIDENTIAL

Auxilium Pharmaceuticals, Inc.

[**************************************]

[********************************]

3.	ACCEPTANCE CRITERIA

Stability results are to be compared to [******************************* **********]. Note, based on the tests performed as part of this stability protocol only the following specifications will be used in the comparison. Since the AA4500 Drug Product [************************************* ************], the [***************] listed below may have one specification for [**************************************************** *************] depending on [***********************].

Test Method	Test Method Number	Specification
[************ *********]	[************]	[**********]

[************** ********]	[************]	[*************************************************]

[***]	[************]	[****************]

[*********]	[************]	[******************************************************* **************************]

[*********]	[************]	[******************************************************* ***************************************************]

[***]	[************]	[**************************************]

[***]	[************]	[***********************]

[************]	[************]	[***********************]	[***]

[************]	[************]	[***]	[************************]

[***]	[************]	[**************]